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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 27, 1999
                        (Date of earliest event reported)



                            SPURLOCK INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       000-21133               84-1019856
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

                209 West Main Street                         23890
                 Waverly, Virginia                         (Zip Code)
      (Address of Principal Executive Offices)




               Registrant's telephone number, including area code:
                                 (804) 834-8980



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Item 5.      Other Events.

         The press release issued by the Registrant on January 28, 1999 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99    Press release issued by the Registrant on January 28, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPURLOCK INDUSTRIES, INC.
                                                 (Registrant)



Date:  January 28, 1999                 By:  /s/  Phillip S. Sumpter
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                                            Phillip S. Sumpter
                                            Chairman and Chief Executive Officer